UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2006



                               Tesoro Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                     1-3473                    95-0862768
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


        300 Concord Plaza Drive                                  78216-6999
          San Antonio, Texas                                     (Zip Code)
(Address of principal executive offices)

                                 (210) 828-8484
              (Registrant's telephone number, including area code)


                                 Not Applicable
                       (Former name or former address, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Tesoro Corporation (the "Company") on February 2, 2006 issued a press release (the "Press Release") announcing financial results for its fourth quarter ended December 31, 2005. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.



Item 9.01 Financial Statements and Exhibits.

       (c)      Exhibits.

                99.1 Press Release issued on February 2, 2006 by Tesoro Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 2, 2006


                                        TESORO CORPORATION


                                        By:       /s/ GREGORY A. WRIGHT
                                           -------------------------------------
                                                      Gregory A. Wright
                                                   Executive Vice President
                                                 and Chief Financial Officer

                                Index to Exhibits


Exhibit Number                    Description


99.1                    Press Release issued on February 2, 2006 by Tesoro
                        Corporation.